UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 5, 2017
(Date of earliest event reported)

BANK 2017-BNK6

(Central Index Key Number 0001710261)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-06	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K dated and filed on July 27, 2017 and assigned SEC Accession No. 0001539497-17-001243 (the “Subject 8-K”). The purpose of this amendment is to make certain conforming and corrective revisions to the agreement previously filed as Exhibit 4.6 to the Subject 8-K. No other changes are being made to the Subject 8-K.

Accordingly, Exhibit 4.6 of the Subject 8-K, which contained the pooling and servicing agreement, dated as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “WFCM 2017-C38 PSA”), is hereby amended and restated in its entirety by the corrected version of the WFCM 2017-C38 PSA attached hereto as Exhibit 4.6.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6	Pooling and Servicing Agreement, dated and effective as of July 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)